SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): May 23, 2006

Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)
(714) 545-0100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On May 23, 2006, at the 2006 Annual Meeting of Stockholders of Valeant Pharmaceuticals International (the “Company”), the Company’s stockholders approved the Company’s 2006 Equity Incentive Plan (the “2006 Plan”). The Company’s Board of Directors had approved the 2006 Plan on April 14, 2006, subject to stockholder approval.
A description of the 2006 Plan is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 21, 2006 (the “2006 Proxy Statement”) under the caption “Proposal No. 2 – Approval of Valeant Pharmaceuticals International 2006 Equity Incentive Plan.” The description of the 2006 Plan is qualified in its entirety by reference to the full text of the 2006 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and which also was included as Annex B to the 2006 Proxy Statement.
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Valeant Pharmaceuticals International 2006 Equity Incentive Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2006	VALEANT PHARMACEUTICALS INTERNATIONAL
	By	/s/ Eileen C. Pruette
Eileen C. Pruette
Executive Vice President, General Counsel

Exhibit Index

Exhibit	Description

10.1	Valeant Pharmaceuticals International 2006 Equity Incentive Plan.